                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

     STI Classic Funds and STI Classic Variable Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

[STI CLASSIC FUNDS LOGO]

                                              [STI CLASSIC VARIABLE TRUST LOGO]

To shareholders of the STI Classic Funds and the STI Classic Variable Trust:

  Enclosed with this letter are a proxy card, a proxy statement and related information concerning a Special Meeting of Shareholders of the STI Classic Funds and the STI Classic Variable Trust.

  The purpose of this proxy package is to announce that a Special Meeting for shareholders of the STI Classic Funds and the STI Classic Variable Trust has been scheduled for Friday, October 27, 2000. The reason for this meeting is to consider and act upon two proposals: a proposal to elect members to the Boards of Trustees for the STI Classic Funds and the STI Classic Variable Trust, and a proposal to revise or eliminate certain fundamental investment policies for each Trust.

  At the Special Meeting, it is proposed that five Trustees be elected to hold office until their successors are duly elected and qualified. Each of the Nominees has consented to be named in this proxy statement and to serve as a Trustee if elected. Additional information is provided for each Nominee in the proxy statement.

  The second proposal seeks to revise or eliminate certain fundamental investment policies for each Trust. This proposal is being presented at the Special Meeting in an effort to simplify, modernize and add consistency to the fundamental policies of the Trusts. We encourage you to read the proxy statement thoroughly. In addition, we have included a list of commonly asked questions and answers on the next page.

  Most shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Special Meeting, a majority of shares must be represented. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope. You may also place your vote via telephone by simply calling the toll free number provided on your proxy ballot, or by the Internet at www.proxyvote.com. REMEMBER, YOUR VOTE IS VERY IMPORTANT.

  We thank you for your continued confidence and support.

                                          Sincerely,


                                          /s/ Wilton Looney

                                          Wilton Looney
                                          Chairman of the Board


                     IMPORTANT PROXY INFORMATION ENCLOSED
                          -IMMEDIATE ACTION REQUIRED-

                              QUESTIONS & ANSWERS
                                    FOR THE
                               STI CLASSIC FUNDS
                                      AND
                          STI CLASSIC VARIABLE TRUST
                              SHAREHOLDER MEETING

Q. What is the purpose of this proxy solicitation?

A. The purpose of this proxy is to ask the STI Classic Funds and the STI Classic Variable Trust (the "Trusts") shareholders to vote on proposals:
   (1) to elect five members to the Boards of Trustees for the Trusts and (2) to approve changes to certain fundamental investment policies of the Trusts.

Q. Why are we electing only five new members to the Boards of Trustees?

A. The Boards of Trustees currently consist of nine Trustees. Effective November 18, 2000, four of the current Trustees will be required to retire under the Boards' retirement policy. As a result of this impending retirement, the Boards would then consist of five Trustees, only two of whom have been elected by shareholders. Because the Investment Company Act of 1940 requires that a majority of trustees be elected by shareholders, the Boards have determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee. The four retiring Trustees will continue to serve on each Board until their retirement on November 18, 2000, unless they choose to resign earlier.

Q. How do the Boards of Trustees recommend I vote for the Nominees?

A. The Boards of Trustees unanimously recommend that you vote "FOR" all of the Nominees.

Q. What are fundamental investment policies and why are they being changed?

A. The law requires certain investment policies to be designated as fundamental. Such policies can only be changed by a shareholder vote. Many of the Funds' fundamental investment policies were adopted when the Funds were created and reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Because the Special Meeting was scheduled to address the elections to the Boards of Trustees, the Boards have taken this opportunity to review each of the Fund's fundamental policies in an effort to simplify, modernize, standardize and clarify the current fundamental investment policies.

Q. What impact does the proposal to eliminate or revise certain fundamental investment policies have on the STI Classic Funds and the STI Classic Variable Trust?

A. This proposal seeks to revise or eliminate those fundamental policies that no longer reflect regulatory or industry requirements. It is NOT anticipated that any of the sub-proposals will substantially affect the way the Funds are currently managed.

Q. How do the Boards of Trustees recommend that I vote for the proposal to revise or eliminate certain fundamental investment policies for each Trust?

A. The Boards of Trustees unanimously recommend that you vote "FOR" the adoption of standardized investment policies by revising or eliminating certain fundamental policies for each Trust.

Q. What happens if I return my proxy card without marking my selection?

A. If you return your proxy card but give no voting instructions, your shares will be voted "FOR" all of the proposals stated in this proxy.

Q. Who should I call with questions about this proxy?

A. If you have any questions regarding this proxy, please contact your STI Classic Funds Shareholder Services at 1-800-874-4770.


             The Boards also wish to remind you to vote and return
                      ALL of the proxy cards you receive.
        This means that if you receive multiple proxies and proxy cards because you are invested in more than one
            STI Classic Fund and/or the STI Classic Variable Trust
       please fill out and return each and every proxy card you receive.

                     PLEASE VOTE THE ENCLOSED PROXY CARD.
                            YOUR VOTE IS IMPORTANT!

                               STI CLASSIC FUNDS
                                      AND
                          STI CLASSIC VARIABLE TRUST

STI Classic Funds:         Investment Grade Tax-      U.S. Government
                            Exempt Bond Fund           Securities Money Market
Balanced Fund              Life Vision Aggressive      Fund
Capital Appreciation        Growth Fund               U.S. Treasury Money
 Fund                      Life Vision Growth and      Market Fund
Classic Institutional       Income Fund               Value Income Stock Fund
 Cash Management Money     Life Vision Moderate       Virginia Intermediate
 Market Fund                Growth Fund                Municipal Bond Fund
Classic Institutional      Limited-Term Federal       Virginia Municipal Bond
 U.S. Government            Mortgage Securities        Fund
 Securities Money Market    Fund                      Virginia Tax-Free Money
 Fund                      Maryland Municipal Bond     Market Fund
Classic Institutional       Fund
 U.S. Treasury             Mid-Cap Equity Fund        STI Classic Variable
 Securities Money Market   Prime Quality Money        Trust:
 Fund                       Market Fund
Core Equity Fund           Short-Term Bond Fund       Capital Appreciation
E-Commerce Opportunity     Short-Term U.S. Treasury    Fund
 Fund                       Securities Fund           Growth and Income Fund
Florida Tax-Exempt Bond    Small Cap Growth Stock     International Equity
 Fund                       Fund                       Fund
Georgia Tax-Exempt Bond    Small Cap Value Equity     Investment Grade Bond
 Fund                       Fund                       Fund
Growth and Income Fund     Tax-Exempt Money Market    Mid-Cap Equity Fund
High Income Fund            Fund                      Quality Growth Stock
International Equity       Tax Sensitive Growth        Fund
 Fund                       Stock Fund                Small Cap Value Equity
International Equity       U.S. Government             Fund
 Index Fund                 Securities Fund           Value Income Stock Fund
Investment Grade Bond
 Fund

                                2 Oliver Street
                          Boston, Massachusetts 02109

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be Held on October 27, 2000

  Notice is hereby given that a Special Meeting of Shareholders of the STI Classic Funds and STI Classic Variable Trust (each a "Trust," and collectively, the "Trusts") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on October 27, 2000 at 3:00 p.m. (the "Special Meeting"). The Special Meeting is for the purpose of considering the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

Proposal 1: To consider and act upon a proposal to elect members to the Board of Trustees of each Trust; and

Proposal 2: To approve the adoption of standardized investment policies by revising or eliminating certain of the Trusts' current fundamental investment policies.

  Only shareholders of the Trusts at the close of business on August 16, 2000 are entitled to notice of, and to vote at the Special Meeting or any adjournment thereof.


  Your vote is important to us. Please mark, sign and date the enclosed Proxy Card and return it as soon as possible. For your convenience, we have enclosed a postage-paid envelope. You may also vote easily and quickly by telephone or through the Internet by following the instructions described on the enclosed Proxy card. If you have any questions, please do not hesitate to call us at 1-800-874-4770. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                                          Sincerely,

                                          /s/ Mark E. Nagle
                                          Mark E. Nagle
                                          President

Dated: September 20, 2000

                               STI CLASSIC FUNDS
                                      AND
                          STI CLASSIC VARIABLE TRUST

STI Classic Funds:         Investment Grade Tax-      U.S. Government
                            Exempt Bond Fund           Securities Money Market
Balanced Fund              Life Vision Aggressive      Fund
Capital Appreciation        Growth Fund               U.S. Treasury Money
 Fund                      Life Vision Growth and      Market Fund
Classic Institutional       Income Fund               Value Income Stock Fund
 Cash Management Money     Life Vision Moderate       Virginia Intermediate
 Market Fund                Growth Fund                Municipal Bond Fund
Classic Institutional      Limited-Term Federal       Virginia Municipal Bond
 U.S. Government            Mortgage Securities        Fund
 Securities Money Market    Fund                      Virginia Tax-Free Money
 Fund                      Maryland Municipal Bond     Market Fund
Classic Institutional       Fund
 U.S. Treasury             Mid-Cap Equity Fund        STI Classic Variable
 Securities Money Market   Prime Quality Money        Trust:
 Fund                       Market Fund
Core Equity Fund           Short-Term Bond Fund       Capital Appreciation
E-Commerce Opportunity     Short-Term U.S. Treasury    Fund
 Fund                       Securities Fund           Growth and Income Fund
Florida Tax-Exempt Bond    Small Cap Growth Stock     International Equity
 Fund                       Fund                       Fund
Georgia Tax-Exempt Bond    Small Cap Value Equity     Investment Grade Bond
 Fund                       Fund                       Fund
Growth and Income Fund     Tax-Exempt Money Market    Mid-Cap Equity Fund
High Income Fund            Fund                      Quality Growth Stock
International Equity       Tax Sensitive Growth        Fund
 Fund                       Stock Fund                Small Cap Value Equity
International Equity       U.S. Government             Fund
 Index Fund                 Securities Fund           Value Income Stock Fund
Investment Grade Bond
 Fund

                                2 Oliver Street
                          Boston, Massachusetts 02109

                             JOINT PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held October 27, 2000

  This Joint Proxy Statement is furnished by the Boards of Trustees of STI Classic Funds and STI Classic Variable Trust (each a "Trust," and collectively, the "Trusts") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of each Trust to be held on Friday, October 27, 2000 at 3:00 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania, 19456. It is expected that the Notice of Special Meeting, this Joint Proxy Statement and a Proxy Card will be mailed to shareholders on or about September 20, 2000.

Summary

  At the Special Meeting, shareholders will be asked to vote on one proposal to elect a slate of Trustees to serve on the Board of Trustees of each Trust ("Proposal #1"), and one proposal to revise or eliminate certain fundamental investment policies for the Trusts ("Proposal #2," and collectively, the "Proposals").

  If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or Internet allowing sufficient time for the Proxy to be received on or before 3:00 p.m., Eastern Time on Monday, October 27, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Special Meeting in accordance with your instructions. However, if no instructions are specified on the Proxy with respect to the Proposals, the Proxy will be voted FOR the approval of the Proposals and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Special Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretaries of the Trusts, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

  The close of business on August 16, 2000 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. On August 16, 2000, each series of the STI Classic Funds and the STI Classic Variable Trust (each a "Fund," and collectively, the "Funds") had the following shares outstanding:

                               STI Classic Funds

                                                                           Total Shares
Fund:                       Trust Shares   Flex Shares  Investor Shares    Outstanding:
-----                     ---------------- ------------ ---------------- ----------------
Balanced Fund...........     16,670,473.10 4,624,712.23       691,966.23    21,987,151.56
Capital Appreciation
 Fund...................     67,484,862.72 7,228,497.61    14,169,318.00    88,882,678.33
Core Equity Fund........         --          418,460.97    15,463,487.77    15,881,948.74
E-Commerce Opportunity
 Fund...................         --        1,436,720.80     6,884,157.73     8,320,878.53
Florida Tax-Exempt Bond
 Fund...................      9,176,506.85   924,612.42       276,772.43    10,377,891.71
Georgia Tax-Exempt Bond
 Fund...................      8,427,146.49   908,308.54       259,475.12     9,594,930.15
Growth and Income Fund..     56,651,485.88 4,003,033.97     2,733,736.33    63,388,256.18
High Income Fund........         --          535,685.18        --              535,685.18
International Equity
 Fund...................     21,654,009.50   832,835.26       769,767.74    23,256,612.50
International Equity
 Index Fund.............     24,838,614.89   445,533.76       313,627.31    25,597,775.96
Investment Grade Bond
 Fund...................     91,664,643.47 1,908,234.54     2,240,259.11    95,813,137.11
Investment Grade Tax-
 Exempt Bond Fund.......     10,402,976.12 1,279,575.43     1,779,779.84    13,462,331.39
Life Vision Aggressive
 Growth Fund............      1,624,839.28      --             --            1,624,839.28
Life Vision Growth and
 Income Fund............      3,314,251.90      --             --            3,314,251.90
Life Vision Moderate
 Growth Fund............      6,296,890.74      --             --            6,296,890.74
Limited-Term Federal
 Mortgage Securities
 Fund...................     12,990,251.31   148,698.00       111,607.58    13,250,556.89
Maryland Municipal Bond
 Fund...................      2,847,988.31   627,026.83        --            3,475,015.14
Mid-Cap Equity Fund.....     14,011,774.55 1,008,841.36     1,015,814.06    16,036,429.97
Prime Quality Money
 Market Fund............  3,579,613,199.64 2,702,162.93 1,512,484,391.52 5,094,799,754.09
Short-Term Bond Fund....     20,361,275.61   211,126.69       144,220.65    20,716,622.95
Short-Term U.S. Treasury
 Securities Fund........      8,895,585.22   545,827.62       204,672.11     9,646,084.95
Small Cap Growth Stock
 Fund...................     23,837,613.51 1,293,009.38     1,841,828.31    26,972,451.20
Small Cap Value Equity
 Fund...................     21,333,300.86   820,513.35        --           22,153,814.21
Tax-Exempt Money Market
 Fund...................    903,322,850.88      --        140,137,597.89 1,043,460,448.77
Tax Sensitive Growth
 Stock Fund.............     21,168,798.03 9,305,932.42        --           30,474,730.45
U.S. Government
 Securities Fund........     10,382,796.58   713,190.34       135,847.95    11,231,834.87
U.S. Government
 Securities Money Market
 Fund...................    551,241,406.13      --         84,564,687.39   635,806,093.53
U.S. Treasury Money
 Market Fund............    718,505,750.28      --             --          718,505,750.28
Value Income Stock
 Fund...................     78,246,027.51 7,178,716.36     9,133,513.54    94,558,257.41
Virginia Intermediate
 Municipal Bond Fund....     20,375,611.21      --            713,239.74    21,088,850.94
Virginia Municipal Bond
 Fund...................      5,113,709.47   524,338.15        --            5,638,047.62
Virginia Tax-Free Money
 Market Fund............    179,352,497.25      --         56,102,475.47   235,454,972.72

                             Institutional   Corporate Trust    Total Shares
Fund:                            Shares           Shares        Outstanding:
-----                       ---------------- ---------------- ----------------
Classic Institutional Cash
 Management Money Market
 Fund.....................  2,490,791,857.62        --        2,490,791,857.62
Classic Institutional U.S.
 Government Securities
 Money Market Fund........    681,172,961.47        --          681,172,961.47
Classic Institutional U.S.
 Treasury Securities Money
 Market Fund..............    311,600,182.03 1,554,217,454.08 1,865,817,636.11

                          STI Classic Variable Trust

                                                                    Total Shares
Fund:                                                               Outstanding:
-----                                                               ------------
Capital Appreciation Fund.......................................... 5,210,960.24
Growth and Income Fund.............................................   124,973.18
International Equity Fund..........................................   977,290.68
Investment Grade Bond Fund......................................... 1,821,376.96
Mid-Cap Equity Fund................................................ 1,684,566.68
Quality Growth Stock Fund..........................................    74,179.57
Small Cap Value Equity Fund........................................ 1,210,823.47
Value Income Stock Fund............................................ 5,317,740.84

Expenses

  The expenses of the Special Meeting will be borne proportionately by the Funds within each Trust, based on the assets of each Fund. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trusts.

  Upon request, each Trust will furnish to its shareholders, without charge, a copy of its Annual Report (for STI Classic Funds, fiscal year ended May 31, 2000, and for STI Classic Variable Trust, fiscal year ended December 31,
1999). The Annual Report of either Trust may be obtained by written request to the appropriate Trust, c/o SEI Investments Distribution Co., Oaks, PA 19456 or by calling 1-800-874-4770.

  The Trusts are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act") and their shares are registered under the Securities Act of 1933.

Proposal 1: To Elect New Boards of Trustees of the Trusts.

  At the Special Meeting, it is proposed that five Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Thomas Gallagher, F. Wendell Gooch, Wilton Looney, James O. Robbins and Jonathan T. Walton (each a "Nominee" and collectively, the "Nominees"). If the Nominees are elected, at least 60% of the Boards' members will be disinterested persons within the contemplation of Section 10 of the 1940 Act.

  At a meeting held on August 15, 2000, the Boards of Trustees approved the nomination of Thomas Gallagher, F. Wendell Gooch, Wilton Looney, James O. Robbins and Jonathan T. Walton, each a current Trustee, to the Boards. If subsequently approved by shareholders, they will continue to serve as members of the Boards of Trustees of the Trusts.

  The Trusts' Boards of Trustees are currently made up of nine Trustees, six of whom have been elected to office by shareholder vote and three of whom have been appointed by the Boards. The Boards' retirement policy will require four of the current Trustees to retire on November 18, 2000.

  Section 16(a) of the Investment Company Act of 1940 (the "1940 Act") requires the trustees of an investment company to be elected by shareholder vote. Nonetheless, the 1940 Act permits a board to fill vacancies on the board, without seeking shareholder approval, if immediately after filling vacancies at least two-thirds of the trustees have been elected. However, if at any time less than a majority of trustees have been elected by shareholders, a shareholder meeting to elect trustees must be held within 60 days.

  Upon the impending retirement of four of each Trust's current Trustees, each Board will have less than a majority of trustees who have been elected by shareholder vote. In light of the legal requirements under the 1940 Act, the Boards would at that time be required to call a shareholder meeting for the election of Trustees. As a result, in anticipation of the retirement of the four Trustees, the Boards have determined that it would be in the best interests of the shareholders to call a shareholder meeting at this time and recommend the election of each Nominee. The four retiring Trustees will continue to serve on each Board until their retirement on November 18, 2000, unless they choose to resign earlier.

  Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected. Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

Information Regarding Nominees

  The following information is provided for each Nominee. As of August 16, 2000 the Nominees as a group, and the Trustees and officers of the Trusts, as a group, beneficially owned less than 1% of the total outstanding shares of each Trust.

    Name and                 Business Experience During the                Shares of the Funds
 Position with               Past Five Years (Including All                Beneficially Owned    Percentage
   the Trusts            Age Trusteeships and Directorships)  Fund-Class  as of August 16, 2000 of Ownership
 -------------           --- -------------------------------  ----------  --------------------- ------------
Thomas Gallagher,.......  52  President, Genuine Parts           --                --               --
 Trustee *                    Company Wholesale
                              Distribution, 1970- Present
                              (acting President since
                              1990). Director, National
                              Service Industries,
                              Director, Oxford Industries,
                              Trustee, STI Classic Funds
                              and STI Classic Variable
                              Trust, May 2000-present.

F. Wendell Gooch,.......  68  Retired. President, Orange     E-Commerce         1,547.552          0.108%
 Trustee                      County Publishing Co., Inc.,   Opportunity
                              1981-1997. Publisher of the    Fund-Flex
                              Paoli News and Paoli           Shares
                              Republican and Editor of the
                              Paoli Republican, 1981-1997.
                              President, H&W Distribution,   Tax                  895.826          0.010%
                              Inc., 1984-1997. Trustee,      Sensitive
                              SEI Family of Funds and The    Growth Stock
                              Capitol Mutual Funds.          Fund-Flex
                              Trustee, STI Classic Funds     Shares
                              and STI Classic Variable
                              Trust, May 1992-present.

Wilton Looney,..........  81  Director, Rollins, Inc.        E-Commerce         5,117.707          0.356%
 Trustee *                    Director, RPC Energy           Opportunity
                              Services, Inc. Trustee, STI    Fund-Flex
                              Classic Funds and STI          Shares
                              Classic Variable Trust, May
                              1992-present.
James O. Robbins,.......  58  President and CEO, Cox             --                --               --
 Trustee                      Communications, Inc., 1983-
                              present. Director, NCR.
                              Director, COX
                              Communications, Inc.
                              Trustee, STI Classic Funds
                              and STI Classic Variable
                              Trust, May 2000-present.

Jonathan T. Walton,.....  70  Trustee, W.K. Kellogg Trust.       --                --               --
 Trustee                      Trustee, STI Classic Funds
                              and STI Classic Variable
                              Trust, February 1998-
                              present.

-------
* Denotes an individual who may be deemed an "interested person" as defined in the 1940 Act.

Compensation of Trustees

  Each Trustee who is not an officer, employee or director of the Trusts' Adviser, or its affiliates, receives an aggregate annual fee plus a fee per meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust for which he or she serves. Payment of such fees and expenses is allocated among each Trust. For the fiscal year ended March 31, 2000, Trustees' fees attributable to the STI Classic Funds totaled $179,000. For the fiscal year ended December 31, 1999, Trustees' fees attributable to the STI Classic Variable Trust totaled $11,200. Neither the officers of STI Classic Funds nor the officers of STI Classic Variable Trust receive any direct remuneration from their respective Trust.

  The aggregate compensation payable by the Trusts to each of the Trustees serving during their respective fiscal years is set forth in the compensation table below. The total compensation payable to such Trustees during their respective fiscal years is also set forth in the compensation table below.

                              COMPENSATION TABLE
                    STI Classic Funds (as of May 31, 2000)

                                         Pension or
                          Aggregate      Retirement
                         Compensation Benefits Accrued Estimated Annual
                         Payable from    as Part of     Benefits Upon   Total Compensation from the Fund
Name and Position         the Trust    Fund Expenses      Retirement       Complex Payable to Trustee
-----------------        ------------ ---------------- ---------------- ---------------------------------
Thomas Gallagher,.......   $ 6,000          N/A              N/A        $ 6,500 for service on two boards
 Trustee(1)(2)
F. Wendell Gooch,.......   $25,500          N/A              N/A        $27,500 for service on two boards
 Trustee
Wilton Looney,..........   $26,000          N/A              N/A        $28,000 for service on two boards
 Trustee(1)
James O. Robbins,.......   $ 4,500          N/A              N/A        $ 4,500 for service on two boards
 Trustee(2)
Jonathan T. Walton,.....   $25,500          N/A              N/A        $27,500 for service on two boards
 Trustee
William H. Cammack,.....   $     0          N/A              N/A        $     0 for service on two boards
 Trustee(3)
T. Gordy Germany,.......   $25,500          N/A              N/A        $27,500 for service on two boards
 Trustee(4)
Daniel S. Goodrum,......   $16,500          N/A              N/A        $18,000 for service on two boards
 Trustee(4)
Champney A. McNair,.....   $24,000          N/A              N/A        $26,000 for service on two boards
 Trustee(4)
Bernard F. Sliger,......   $25,500          N/A              N/A        $27,500 for service on two boards
 Trustee(4)

             STI Classic Variable Trust (as of December 31, 1999)

                                         Pension or
                          Aggregate      Retirement
                         Compensation  Benefits Accrued Estimated Annual
                         Payable from    as Part of      Benefits Upon   Total Compensation from the Fund
Name and Position         the Trust     Fund Expenses      Retirement       Complex Payable to Trustee
-----------------        ------------ ----------------- ---------------- ---------------------------------
Thomas Gallagher,.......    $  500           N/A              N/A        $ 6,500 for service on two boards
 Trustee(1)(2)
F. Wendell Gooch,.......    $2,000           N/A              N/A        $27,500 for service on two boards
 Trustee
Wilton Looney,..........    $2,000           N/A              N/A        $28,000 for service on two boards
 Trustee(1)
James O. Robbins,.......    $    0           N/A              N/A        $ 4,500 for service on two boards
 Trustee(2)
Jonathan T. Walton,.....    $2,000           N/A              N/A        $27,500 for service on two boards
 Trustee
William H. Cammack,.....    $    0           N/A              N/A        $     0 for service on two boards
 Trustee(3)
T. Gordy Germany,.......    $2,000           N/A              N/A        $27,500 for service on two boards
 Trustee(4)
Daniel S. Goodrum,......    $1,500           N/A              N/A        $18,000 for service on two boards
 Trustee(4)
Champney A. McNair,.....    $2,000           N/A              N/A        $26,000 for service on two boards
 Trustee(4)
Bernard F. Sliger,......    $2,000           N/A              N/A        $27,500 for service on two boards
 Trustee(4)

--------
(1) Denotes a Trustee who may be deemed an "interested person" as defined in the 1940 Act.
(2) Messrs. Robbins and Gallagher were appointed as Trustees on May 16, 2000. Therefore, they did not serve on the Board of the STI Classic Variable Trust during the most recent fiscal year and did not serve on the Board of the STI Classic Funds for a full year during its most recent fiscal year.
(3)   Mr. Cammack resigned from each Board on May 16, 2000.
(4)   Denotes Trustees who will be retiring effective November 18, 2000.

Meetings and Committees of the Boards of Trustees

  There were four regular meetings of the Boards of Trustees held during the fiscal year most recently completed.

  Each Board of Trustees has an Audit Committee. With respect to each Trust, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants. The Audit Committee reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Trust's financial operations. The members of the Audit Committee during the fiscal year most recently ended were Dr. Sliger and Messrs. Germany, Gooch and Walton, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Gooch was Chairman of the Audit Committee during the fiscal year most recently ended. If elected, Messrs. Gooch, Walton, Gallagher and Robbins will become members of each Audit Committee. The STI Classic Funds' Audit Committee met three times during its fiscal year most recently completed, ending May 31, 2000, and the STI Classic Variable Trust's Audit Committee met two times during its fiscal year, most recently completed, ending December 31, 1999.

  Each Board of Trustees has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Trustees with respect to candidates for and policies of the Board of Trustees. The members of each Trust's Nominating Committee for the fiscal year most recently ended were Dr. Sliger and Messrs. Germany and Gooch (Chairman), each of whom is not an "interested person" within the meaning of the 1940 Act. The Nominating Committees met once during the fiscal year most recently ended.

Board Approval of the Election of Trustees

  At the meeting of the Boards of Trustees held on August 15, 2000, the Boards of Trustees voted to approve a Special Shareholder Meeting to elect each of the Nominees for Trustee named herein. In voting to approve a Special Shareholder Meeting to elect the Nominees as Trustees of the Trusts, the Boards of Trustees considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Trustees

  The election of Trustees requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by proxy at the Special Meeting. If you return your proxy but give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and consider alternative nominations.

       THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL NOMINEES.

Proposal 2: To Consider and Act Upon a Proposal to Revise or Eliminate Certain
            Fundamental Investment Policies for each Trust.

  The 1940 Act requires an investment company to have certain specified investment policies which can be changed only by shareholder vote. Those policies are often referred to as "fundamental" investment policies. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent, as far as possible, the fundamental policies of the Trusts.

  This Proposal seeks to revise or eliminate those fundamental policies which no longer reflect regulatory or industry requirements. This Proposal further seeks to amend the Trusts' current fundamental policies in the interest of clarity and uniformity, resulting in standardized fundamental investment policies, but, in many cases, with no material changes to the policies themselves. Accordingly, the Trusts' Boards of Trustees have approved the proposed policies and unanimously recommend the approval of the proposed elimination or revision of certain of the Funds' fundamental investment policies as discussed below.

  It is NOT anticipated that any of the sub-proposals will substantially affect the way the Funds are currently managed. However, certain Funds may begin to engage in securities lending. Set forth below, as a sub-section of this Proposal, is a detailed description of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the Proxy Card enclosed with this Joint Proxy Statement. Although the revision or elimination of a fundamental policy is not likely to have a significant impact on the current investment techniques employed by the Funds, it will contribute to the overall objective of standardization.

  A listing of the proposed fundamental investment policies to be adopted by each Trust are set forth in Exhibit A. A listing of the current fundamental investment policies of each Trust are set forth in Exhibit B. Policies apply to all Funds unless otherwise indicated.

Proposal 2.1: To Revise the Fundamental Policies Concerning Diversification.

  Each Fund is a "diversified" fund under the 1940 Act. This means that, with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in a single issuer or purchase more than 10% of the voting securities of any one issuer. This restriction does not apply to U.S. government securities or securities of other investment companies.

  The Trusts currently have two policies regarding diversification. The first policy prevents a Fund (except the Life Vision Funds) from purchasing more than 10% of the voting securities of a single issuer. The second policy, applicable to all Funds, prohibits the investment of more than 5% of a Fund's assets in a single issuer, with respect to 75% of the Fund's total assets. As described above, the 5% and 10% limitations only apply to 75% of a "diversified" fund's total assets. Therefore, the first policy, as currently written, is more restrictive than required under the 1940 Act in its application to 100% of a Fund's assets.

  In the interest of flexibility and uniformity, it is proposed that a single policy containing only those requirements applicable to a diversified fund under the 1940 Act apply to all Funds.

 Current Text:

No Fund (except the Life Vision Funds) may:

  1. Acquire more than 10% of the voting securities of any one issuer.

  2. Purchase the securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

No Life Vision Fund may:

  Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 5% of the total assets of a Life Vision Fund would be invested in the securities of such issuer; provided, however, that a Life Vision Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

 Proposed Text:

No Fund may:

  With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

Proposal 2.2: To Eliminate the Policies Concerning Investing for Control.

  Under the Trusts' current investment policies, no Fund (except the Life Vision Funds) may invest in a company for the purpose of exercising control. This policy is overly restrictive and is not required under the 1940 Act. These policies were adopted in response to requirements of certain state regulations that no longer apply to the Funds with the passage of the National Securities Market Improvement Act of 1996 which preempted state law. While the Funds have no present intention of investing in any companies for the purpose of exercising control, the Trustees do not believe such a policy is necessary. Shareholders are being asked to approve the elimination of this policy.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Invest in companies for the purpose of exercising control.

Proposal 2.3:  To Revise the Fundamental Investment Policy Concerning
               Borrowing.

  The 1940 Act requires borrowings to have 300% asset coverage. Under the proposed policy which is substantially the same as the borrowing policy for the STI Classic Life Vision Funds, the Funds will be able to borrow up to the 1940 Act limit. The Funds will no longer be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new policy would not prohibit the Funds from borrowing for leveraging purposes, although the Funds currently have no intention of borrowing for such purposes. If the Funds were to borrow money for the purposes of leverage, its net assets would tend to increase or decrease at a greater rate with market changes than if leverage were not used.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

 Life Vision Funds Current Text:

No Fund may:

  Borrow money, except that a Life Vision Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Life Vision Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Life Vision Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

 Proposed Text:

No Fund may:

  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

Proposal 2.4:  To Eliminate the Fundamental Policies Concerning Pledging,
               Mortgaging or Hypothecating Assets.

  Under the Trusts' current investment policies, no Fund (except the Life Vision Funds) may pledge, mortgage or hypothecate assets except to secure temporary borrowings, in aggregate amounts exceeding 10% of the Fund's total assets, taken at the time of the loan, except as permitted with respect to securities lending. This policy is overly restrictive and is not required under the 1940 Act. Shareholders are being asked to approve the elimination of this policy. Appropriate safeguards regarding borrowings are subsumed in the single proposed policy described above in Proposal 2.3.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

Proposal 2.5:  To Revise the Fundamental Policies Concerning Securities
               Lending.

  Under the Trusts' current investment policies, only certain Funds are permitted to engage in securities lending. Under the proposed policy, all Funds may engage in securities lending as permitted under the 1940 Act, and as described in the appropriate prospectuses and statements of additional information. In the interest of uniformity and flexibility, the shareholders are being asked to approve this proposed policy, applicable to all Funds.

 Current Text:

No STI Classic Funds may:

  Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Bond Funds, Balanced Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, Limited-Term Federal Mortgage Securities Fund, U.S. Government Securities Fund, Small Cap Value Equity Fund and Value Income Stock Fund may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

No STI Classic Variable Trust Funds may:

  Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund, Growth and Income Fund, Quality Growth Stock Fund, and Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

No Life Vision Funds may:

  Lend any security or make any other loan, except as permitted by the 1940
Act.

 Proposed Text:

No Fund may:

  Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Proposal 2.6:  To Eliminate the Fundamental Policies Concerning Investment in
               Other Investment Companies.

  The Trusts' current fundamental investment policies concerning investment in other investment companies prohibits such investments, except for money market funds and collateralized mortgage obligations and REMICs deemed to be investment companies.

  The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act. Under the 1940 Act, each Fund, other than the Life Vision Funds, is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

  These restrictions will remain applicable to the Funds whether or not they are recited in a fundamental policy. As a result, elimination of the current policy is not expected to have any impact on the Funds' investment practices, except to the extent that regulatory requirements may change in the future. Shareholders are being asked to approve the elimination of this policy.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities, International Equity Index, International Equity, and Small Cap Value Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Proposal 2.7: To Eliminate the Fundamental Policies Concerning Short Sales.

  The Trusts' current fundamental investment policies prevent the Funds from making short sales, maintaining a short position or purchasing securities on margin, except to obtain short-term credits necessary for the clearance of securities transactions. These policies were adopted in response to certain state regulations and are no longer applicable with the passage of the National Securities Market Improvement Act of 1996 which preempted state law. Such a restriction is not required under the 1940 Act. The Funds' Investment Adviser recognizes short sales may not be appropriate for all of the Funds, and if this Proposal is approved, will determine the appropriateness of short sales on a Fund-by-Fund basis. Appropriate disclosure of this practice will also be included in such Fund's prospectus and/or statement of additional information. Shareholders are being asked to approve the elimination of this policy.

 Current Text:

No Fund may:

  Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

Proposals 2.8 Through 2.11: Other Policies--Investment in Real Estate, Underwriting of Securities, Purchase of Commodities and Concentration.

  Each of the other proposed fundamental policies regarding investment in real estate (Proposal 2.8), underwriting of securities (Proposal 2.9), purchase of commodities (Proposal 2.10), and concentration (Proposal 2.11) are not materially different from the current comparable policy of each Fund, except that these policies have been clarified or reworded. Shareholders are being asked to approve the revised policies. In the case of Proposals 2.8 and 2.10, two policies that currently apply to the Life Vision Funds are proposed to replace a single policy applicable to the other Funds in each Trust.

Proposal 2.8: Investment In Real Estate.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

 Life Vision Funds Current Text: Same as proposed.

 Proposed Text:

No Fund may:

  Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

Proposal 2.9: Underwriting of Securities.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

 Life Vision Funds Current Text:

No Fund may:

  Underwrite securities issued by others, except to the extent that the Life Vision Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities.

 Proposed Text:

No Fund may:

  Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

Proposal 2.10: Purchase of Commodities.

Current Text:

No Fund (except the Life Vision Funds) may:

  Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

 Life Vision Funds Current Text: Same as proposed.

 Proposed Text:

No Fund may:

  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

Proposal 2.11: Concentration.

 Current Text:

No Fund (except the Life Vision Funds) may:

  Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the money market funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

 Life Vision Funds Current Text:

No Fund may:

  Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Life Vision Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Life Vision Fund may not invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies.

 Proposed Text:

No Fund may:

  Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

    With respect to the money market funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

    No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies (STI Classic Funds Only).

Shareholder Approval of the Fundamental Investment Policies

  The approval of the proposed fundamental investment policies with respect to each Fund requires the affirmative vote of a majority of the outstanding voting securities. If you return your Proxy but give no voting instructions, your shares will be voted FOR all the policy changes described herein. If the shareholders of any Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect.

         THE BOARDS OF TRUSTEES RECOMMEND THAT YOU VOTE TO APPROVE THE
                               AMENDED POLICIES.

                             ADDITIONAL INFORMATION

Trustees and Executive Officers

  Information about the Trusts' current Trustees, other than the Nominees, and principal executive officers is set forth below. Each officer of the Trusts will hold such office until the Boards of Trustees have elected a successor.

                                                                                         Shares of the
                                    Business Experience During the                     Funds Beneficially Percentage
       Name and Position            Past Five Years (Including All                        Owned as of         of
        With the Trusts         Age Trusteeships or Directorships)    Fund-Class       August 16, 2000**  Ownership
       -----------------        --- ------------------------------   -------------     ------------------ ----------
 Daniel S. Goodrum, Trustee*...  74     Chairman, Audit                       --               --             --
                                        Committee and Director,
                                        Holy Cross Hospital.
                                        Executive Committee
                                        Member and Director,
                                        Honda Classic
                                        Foundation. Director,
                                        Broward Community
                                        College Foundation.
                                        Trustee, STI Classic
                                        Funds and STI Classic
                                        Variable Trust, May
                                        1992--present.

 Champney A. McNair, Trustee*..  74     Director and Chairman                 --               --             --
                                        of Investment Committee
                                        and member of Executive
                                        Committee, Cotton
                                        States Life and Health
                                        Insurance Company.
                                        Director and Chairman
                                        of Investment Committee
                                        and member of Executive
                                        Committee, Cotton
                                        States Mutual Insurance
                                        Company. Chairman,
                                        Trust Company of
                                        Georgia Advisory
                                        Council. Trustee, STI
                                        Classic Funds and STI
                                        Classic Variable Trust,
                                        May 1992--present.

 T. Gordy Germany, Trustee.....  75     Director, Norrell               Capital              1,282.233      0.009%
                                        Corporation and Mercy           Appreciation
                                        Health Services, the            Fund-Investor
                                        latter being the                Shares
                                        holding company of St.
                                        Joseph's Hospitals.
                                        Trustee, STI Classic
                                        Funds and STI Classic
                                        Variable Trust, May
                                        1992--present.
                                                                        Value Income         5,435.725      0.060%
                                                                        Stock
                                                                        Fund-Investor
                                                                        Shares

                                                                              Shares of the
                                Business Experience During the              Funds Beneficially Percentage
 Name and Position With the     Past Five Years (Including All                 Owned as of         of
           Trusts           Age Trusteeships or Directorships)   Fund-Class August 16, 2000**  Ownership
 -------------------------- --- ------------------------------   ---------- ------------------ ----------
 Dr. Bernard F. Sliger....   75    Director, Stravros                --             --             --
  Trustee                          Center for Economic
                                   Education, Florida State
                                   University, 1991-
                                   Present. Trustee, STI
                                   Classic Funds and STI
                                   Classic Variable Trust,
                                   May 1992-present.

 Mark Nagle...............   41    Vice President and                --             --             --
  President                        Controller, Funds
                                   Accounting, 1996-
                                   present. Vice President
                                   of the Administrator and
                                   Distributor, 1996-
                                   present. Vice President
                                   of the Distributor,
                                   1997-present. Senior
                                   Vice President and Site
                                   Manager, Fidelity
                                   Investments, 1981-
                                   September 1995.

--------
* Denotes an individual who may be deemed to be an "interested person" as defined in the 1940 Act.
** As of August 16, 2000, the Trustees and officers of the Trust as a group
   (17 persons) beneficially owned an aggregate of less than 1% of each Fund.

Investment Adviser

  Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, GA 30303, acts as the Trusts' Investment Adviser. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., a bank holding company.

Administrator

  SEI Investments Mutual Funds Services (the "Administrator"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' administrator. SEI Investments Mutual Funds Services is a wholly-owned subsidiary of SEI Investments Company, which is also located at the same address.

Distributor and Principal Underwriter

  SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Trusts' distributor. The Distributor is a wholly-owned subsidiary of SEI Investments Company.

Independent Public Accountants

  Arthur Anderson LLP serves as independent public accountants for the Trusts. Arthur Anderson LLP has informed the Trusts that it has no material direct or indirect financial interest in the Trusts. Representatives of Arthur Anderson LLP are not expected to be present at the Special Meeting, but will be available by telephone should questions arise.

Beneficial Owners

  As of the Record Date, the following persons owned 5% or more of the outstanding shares of each series of the STI Classic Funds, as described below:

                                                   Total Number     Class    Percentage
   Name of Fund      Name and Address of Owner       of Shares    of Shares of Ownership
   ------------      -------------------------    --------------- --------- ------------
High Income Fund   Homesure of America Inc.           74,180.4930   Flex           13.89%
                   P.O. Box 551510
                   Ft. Lauderdale, FL 33355-1510

                   NFSC FEBO                          37,827.4820   Flex            7.08%
                   NFSC/FMTC IRA
                   FBO Marius J. Herrin
                   6460 East Bay Blvd.
                   Gulf Breeze, FL
                   32561-9734

Core Equity Fund   Trustman                        7,085,568.5510   Trust          45.81%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                        5,526,493.5730   Trust          35.73%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                        1,702,520.9970   Trust          11.01%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   HAMAC & CO                        920,721.6660   Trust           5.95%
                   Attn. Barbara Holloway
                   P.O. Box 26665 HDQ 5706
                   Richmond, VA 23261-6665

Small Cap Growth   Trustman                       11,698,697.8840   Trust          49.07%
 Stock Fund        SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                        2,760,636.3170   Trust          11.58%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                                                     Total Number      Class    Percentage
   Name of Fund      Name and Address of Owner        of Shares      of Shares of Ownership
   ------------      -------------------------    ------------------ --------- ------------
Small Cap Growth   Trustman                           4,188,824.1380   Trust          17.57%
 Stock Fund        SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                           2,544,242.1290   Trust          10.67%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                   Vanguard Group                       100,937.1780 Investor          5.49%
                   FBO Lockwood Greene
                   401K and Profit Sharing Plan
                   92477
                   P.O. Box 2600 VM 613
                   Valley Forge, PA 19482-2600

E-Commerce         Trustman                           2,444,055.2010   Trust          35.47%
 Opportunity Fund  SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                           2,765,886.4460   Trust          40.14%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                           1,513,232.4140   Trust          21.96%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

Prime Quality      SunTrust Bank                  3,384,998,165.7000   Trust          94.54%
 Money Market Fund Attn. Susan Grider
                   Mail Center 3133
                   PO Box 105504
                   Atlanta, GA 30348-5504

                   National Financial Services    1,445,697,008.6500 Investor         95.59%
                   Corp.
                   For Exclusive Benefit of our
                   Cust.
                   Attn. Mutual Funds Dept.
                   One World Financial Center
                   200 Liberty Street, FL 5
                   New York, NY 10281-5500

                                                    Total Number     Class    Percentage
   Name of Fund      Name and Address of Owner       of Shares     of Shares of Ownership
   ------------      -------------------------    ---------------- --------- ------------
Prime Quality      NFSC FEBO                          162,060.6300   Flex            6.10%
 Money Market Fund John Beiser
                   Maureen Beiser
                   PMB 504
                   1266 W. Paces Ferry Road
                   Atlanta, GA 30327-2306

                   NFSC FEBO                          169,783.4200   Flex            6.39%
                   Paula E. Kelly
                   10970 Woodland Falls Drive
                   Great Falls, VA 22066-1536

U.S. Government    SunTrust Bank                  427,669,393.4400   Trust          77.66%
 Securities Money  Attn. Susan Grider
 Market Fund       Mail Center 3133
                   PO Box 105504
                   Atlanta, GA 30348-5504

                   SunTrust Bank Central Florida   91,641,283.7300   Trust          16.64%
                   TTEE
                   FBO Sawtek Inc.
                   ESOP & Profit Sharing Plan
                   c/o FASCORP
                   8515 E. Orchard Rd. #2T2
                   Englewood, CO 80111-5037

                   Akerman, Senterfitt & Eidson     5,541,239.0000 Investor          6.55%
                   Attorney Account
                   P.O. Box 231
                   Orlando, FL 32802-0231

                   National Financial Services     59,501,646.5300 Investor         70.36%
                   Corp.
                   for Exclusive Bene. of our
                   Cust.
                   Attn: Mutual Funds Department
                   One World Financial Center
                   200 Liberty St., FL 5
                   New York, NY 10281-5500

Tax-Exempt Money   SunTrust Bank                  902,832,514.1900   Trust          99.95%
 Market Fund       Attn. Susan Grider
                   Mail Center 3133
                   PO Box 105504
                   Atlanta, GA 30348-5504

                   National Financial Services    128,492,817.0800 Investor         91.69%
                   Corp.
                   For Exclusive Benefit of our
                   Cust.
                   Attn. Mutual Funds Dept.
                   One World Financial Center
                   200 Liberty Street, FL 5
                   New York, NY 10281-5500

Investment Grade   Trustman                        28,336,678.9710   Trust          30.94%
 Bond Fund         SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                                                   Total Number     Class    Percentage
   Name of Fund      Name and Address of Owner       of Shares    of Shares of Ownership
   ------------      -------------------------    --------------- --------- ------------
Investment Grade   Trustman                       16,808,667.6150   Trust          18.35%
 Bond Fund         SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                       31,558,632.2360   Trust          34.46%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

Investment Grade   Trustman                        2,181,732.7620   Trust          20.99%
 Tax-Exempt Bond   SunTrust Banks
 Fund              Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                        2,672,224.4470   Trust          25.71%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Trustman                        5,541,471.0070   Trust          53.31%
                   SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                   Marion G. Nelson                  100,000.0000 Investor          5.62%
                   P.O. Box 2531
                   Panama City, FL 32402-2531

                   NFSC FEBO                          92,506.9210   Flex            7.22%
                   BSC Tres Investment
                   P.O. Box 6447
                   Knoxville, TN 37914-0447

Capital            Trustman                       17,636,245.0980   Trust          26.15%
 Appreciation Fund SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   PO Box 105870
                   Atlanta, GA 30348-5870

                                                     Total Number     Class    Percentage
    Name of Fund       Name and Address of Owner       of Shares    of Shares of Ownership
    ------------       -------------------------    --------------- --------- ------------
 Capital            Trustman                         4,661,186.7740   Trust           6.91%
  Appreciation Fund SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        12,055,840.2130   Trust          17.88%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        10,836,577.6430   Trust          16.07%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    SunTrust Bank Central Florida    5,176,609.9500   Trust           7.68%
                    TTEE
                    FBO Florida Rock Industries
                    Inc.
                    P/S & Deferred Earnings Plan
                    c/o Fascorp
                    8515 E. Orchard Road #2T2
                    Englewood, CO 80111-5037

 Value Income Stock Trustman                        45,310,440.3910   Trust          58.26%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         6,656,431.3670   Trust           8.56%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Nissan Motor Corp-USA 401K       4,468,488.5580   Trust           5.75%
                    Plan RH03
                    State Street Bank TTEE
                    P.O. Box 1992
                    Attn: Cathie Noyes
                    Boston, MA 02105-1992

 Short-Term U.S.    Trustman                         1,753,262.2260   Trust          19.84%
  Treasury          SunTrust Banks
  Securities Fund   Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number    Class    Percentage
    Name of Fund       Name and Address of Owner      of Shares    of Shares of Ownership
    ------------       -------------------------    -------------- --------- ------------
 Short-Term U.S.    Trustman                        2,603,683.2140   Trust          29.47%
  Treasury          SunTrust Banks
  Securities Fund   Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        2,301,864.1110   Trust          26.05%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    CENCO                           1,819,739.6070   Trust          20.60%
                    AMG 7th Floor
                    P.O. Box 10566
                    Birmingham, AL 35296-0001

                    Clarence A. Rittenhouse            70,601.9160 Investor         34.50%
                    Margaret S. Rittenhouse Jt
                    Wros
                    12993 Lampadaire Drive
                    Creve Coeur, MO 63141-7361

                    NFSC FEBO                          12,049.4280 Investor          5.89%
                    NFSC/FMTC IRA
                    FBO James H. Gordon
                    P.O. Box 1858
                    Umatilla, FL 32784-1858

                    NFSC FEBO                          11,797.3110 Investor          5.77%
                    Bill Lovett TTEE
                    Hussey Gay Bell & DeYoung Inc.
                    PS
                    P.O. Box 14247
                    Savannah, GA 31416-1247

                    NFSC FEBO                          10,891.6780 Investor          5.32%
                    Poucher Sexton Spitzer TTEE
                    A Randys Electric 401K
                    P.O. Box 42577
                    St. Petersburg, FL 33742-4577

                    NFSC FEBO                          31,991.7110   Flex            5.83%
                    Dennis Murphy TTEE
                    Olympian Tape Sales Inc. DBA
                    United Tape Co PSP
                    2545 Ivy Street East
                    Cumming, GA 30041-6459

 Short-Term Bond    Trustman                        5,504,788.9430   Trust          26.88%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number    Class    Percentage
    Name of Fund       Name and Address of Owner      of Shares    of Shares of Ownership
    ------------       -------------------------    -------------- --------- ------------
 Short-Term Bond    Trustman                        7,536,193.6370   Trust          36.80%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        4,994,123.1390   Trust          24.39%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        1,106,385.7030   Trust           5.40%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    SunTrust Bank Atlanta              11,663.9630 Investor          8.09%
                    Custodian for the Sep of
                    Charles I. Schwartz Sep
                    c/o Avanti Properties Group
                    431 E. Horatio Ave. #210
                    Maitland, FL 32751-4560

                    Bartow Memorial Hospital           14,227.9290 Investor          9.87%
                    Foundation Inc.
                    P.O. Box 877
                    Bartow, FL 33831-0877

                    NFSC FEBO                          14,743.4060 Investor         10.23%
                    NFSC/FMTC IRA Rollover
                    FBO Dewey L. Haggard
                    549 Hollydale Ct NW
                    Atlanta, GA 30342-3633

                    NFSC FEBO                          13,553.6330   Flex            6.42%
                    James Hunnicutt
                    Pamela Hunnicutt
                    3764 Prairie Dunes Drive
                    Sarasota, FL 34238-2853

                    NFSC FEBO                          10,999.6550   Flex            5.21%
                    BJ Cole, Jr.
                    Brenda W. Cole TTEE
                    Cole Electric Co. 401K/PSP
                    1669 Westview Dr. SW
                    Atlanta, GA 30310-1264

                    NFSC FEBO                          10,603.4090   Flex            5.02%
                    Aslam Khatri TTEE
                    Trimble House Corp PS
                    1605 Indian Brook Way #100
                    Norcross, GA 30093-2663

                                                     Total Number    Class    Percentage
    Name of Fund       Name and Address of Owner      of Shares    of Shares of Ownership
    ------------       -------------------------    -------------- --------- ------------
 Mid-Cap Equity     Trustman                        6,783,524.7990   Trust          48.41%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        1,285,642.3940   Trust           9.18%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        4,565,309.9810   Trust          32.58%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Anthony R. Gray                    69,353.5270 Investor          6.83%
                    460 Virginia Dr.
                    Winter Park, FL 32789-5805

 Balanced Fund      Trustman                        2,328,410.3930   Trust          13.96%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    SunTrust Bank Atlanta Trustee     981,337.1920   Trust           5.88%
                    FBO Genuine Partnership Plan
                    c/o FASCORP
                    8515 E. Orchard Rd. # 2T2
                    Englewood, CO 80111-5037

 Florida Tax-Exempt Trustman                        1,064,142.8230   Trust          11.60%
  Bond Fund         SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        2,351,046.0600   Trust          25.62%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number    Class    Percentage
    Name of Fund       Name and Address of Owner      of Shares    of Shares of Ownership
    ------------       -------------------------    -------------- --------- ------------
 Florida Tax-Exempt Trustman                        5,761,305.6770   Trust          62.78%
  Bond Fund         SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Albert B. Marshall Trustee         15,667.4240 Investor          5.66%
                    Albert B. Marshall Family
                    Trust
                    Dated 4/7/87
                    P.O. Box 25
                    Umatilla, FL 32784-0025

                    Mary C. Marshall Trustee of        15,667.4240 Investor          5.66%
                    the Mary C.
                    Marshall Family Trust DTD
                    4/7/87
                    P.O. Box 25
                    Umatilla, FL 32784-0025

                    Mildred Meinhart Rast              34,302.1730 Investor         12.39%
                    821 Lake Port Blvd.
                    Apt. #A404
                    Leesburg, FL 34748-7698

                    NFSC FEBO                          46,252.8750   Flex            5.00%
                    Albert R. Eanzel
                    Isle Mynatt
                    P.O. Box 1444
                    Boca Raton, FL 33429-1444

                    NFSC FEBO                          54,348.8360   Flex            5.88%
                    Joseph Pellegrino TR
                    Joseph Pellegrino
                    U/A 7/8/94
                    506 Oleander Drive
                    Hallandale, FL 33009-6530

 Georgia Tax-Exempt Trustman                        2,214,880.6120   Trust          26.36%
  Bond Fund         SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        5,309,482.7970   Trust          63.18%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                          879,396.4220   Trust          10.46%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number     Class    Percentage
    Name of Fund       Name and Address of Owner       of Shares    of Shares of Ownership
    ------------       -------------------------    --------------- --------- ------------
 Georgia Tax-Exempt Patrick J. Doran & Norma R.         33,279.4590 Investor         12.83%
  Bond Fund         Doran Jtten
                    2024 Fisher Trail NE
                    Atlanta, GA 30345-3429

                    John L. Conyers                     14,524.8920 Investor          5.60%
                    124 Etowah Drive
                    Cartersville, GA 30120-3730

                    NFSC FEBO # G1R-162566              54,153.2930 Investor         20.87%
                    M C Tatro
                    5360 Deer Run Dr.
                    Conyers, GA 30094-4706

                    NFSC FEBO                           67,673.4290   Flex            7.45%
                    Francis E. Cook
                    1210 Peachtree Rd.
                    Augusta, GA 30909-3822

                    NFSC FEBO                           73,511.7400   Flex            8.09%
                    John Dennard Miller
                    Hazel M. Miller
                    6 Priory Road
                    Savannah, GA 31411-1731

 International      Trustman                        15,009,739.2010   Trust          60.48%
  Equity Index Fund SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         4,996,611.3930   Trust          20.13%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         3,796,118.7610   Trust          15.30%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    NFSC FEBO                           26,126.7150 Investor          8.34%
                    David E. Couk TTEE
                    Blue Ridge Orthopaedic Assn.
                    U/A 9/15/78
                    328 Hospital Drive
                    Warrenton, VA 20186-3006

                                                     Total Number    Class    Percentage
    Name of Fund       Name and Address of Owner      of Shares    of Shares of Ownership
    ------------       -------------------------    -------------- --------- ------------
 International      NFSC FEBO                          28,077.8180   Flex            6.29%
  Equity Index Fund Darrell F. Ellison
                    SunTrust Bank Atlanta
                    Collateral Acct.
                    308 Brim Drive
                    Macon, GA 31220-5402

 U.S. Government    Trustman                        2,293,621.5380   Trust          22.08%
  Securities Fund   SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        3,906,248.1000   Trust          37.61%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        3,418,308.4220   Trust          32.91%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    SunTrust Bank Atlanta              10,679.1030 Investor          7.86%
                    Custodian for the IRA of
                    Jim P. Demos
                    618 Palisade Drive
                    Murfreesboro, TN 37129-1254

                    SunTrust Bank Atlanta               8,650.0750 Investor          6.37%
                    Custodian for the IRA of
                    Doris S. Demos
                    618 Palisade Drive
                    Murfreesboro, TN 37129-1254

                    NFSC FEBO                           8,108.7240 Investor          5.97%
                    Lillian M. Schwartz
                    7108 Purdue Place
                    McLean, VA 22101-5065

                    NFSC FEBO                          21,878.0140 Investor         16.10%
                    NFSC/FMTC IRA
                    FBO Dona M. Bray
                    22 Little John Lane
                    Rockledge, FL 32955-2411

                    NFSC FEBO                           7,326.4070 Investor          5.39%
                    Faye A. Waldo TTEE
                    Faye A. Waldo TR
                    U/A 4/30/91
                    5759 Arvine Ct.
                    Ft. Myers, FL 33919-2719

                                                     Total Number     Class    Percentage
    Name of Fund       Name and Address of Owner       of Shares    of Shares of Ownership
    ------------       -------------------------    --------------- --------- ------------
 Limited-Term       Trustman                         7,350,476.9760   Trust          56.55%
  Federal Mortgage  SunTrust Banks
  Securities Fund   Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         1,487,037.6740   Trust          11.44%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         3,734,401.4320   Trust          28.73%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    International Brotherhood of         5,727.2330 Investor          5.13%
                    Electrical
                    Workers Local Union 756
                    General Fund
                    5901 Airport Rd.
                    Daytona Beach, FL 32124-6703

                    SunTrust Bank Central Florida       11,278.4150 Investor         10.11%
                    NA
                    Collateral Account
                    Greater Orlando Assoc. of
                    Realtors
                    P.O. Box 587
                    Orlando, FL 32802-0587

                    NFSC FEBO                            5,750.7660 Investor          5.15%
                    Robert P. Bohmeier TTEE
                    Robert P. Bohmeier Rev Trust
                    U/A 11/7/91
                    3050 Ringwood Meadow
                    Sarasota, FL 34235-7122

                    NFSC FEBO                           13,218.1470   Flex            8.89%
                    John E. Fitzharris
                    Barbara H. Fitzharris
                    5236 Pounds Drive South
                    Stone Mountain, GA 30087-3668

 International      Trustman                        11,003,352.5860   Trust          50.79%
  Equity Fund       SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                                                       Total Number        Class      Percentage
    Name of Fund       Name and Address of Owner        of Shares        of Shares   of Ownership
    ------------       -------------------------    ------------------ ------------- ------------
 International      Trustman                            2,027,270.4570     Trust             9.36%
  Equity Fund       SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                            6,470,992.7920     Trust            29.87%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

 Small Cap Value    Trustman                           15,664,827.7160     Trust            73.52%
  Equity Fund       SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                            2,048,852.0300     Trust             9.62%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    PO Box 105870
                    Atlanta, GA 30348-5870

                    NFSC FEBO                              81,217.7800     Flex              9.94%
                    Gordon L. Dickens, III
                    11545 Wills Road, Suite 102
                    Alpharetta, GA 30004-2073

 Classic            SunTrust Banks                    810,224,898.6600 Institutional        32.53%
  Institutional     Attn. Susan Grider
  Cash Management   Mail Center 3133
  Money Market Fund PO Box 105504
                    Atlanta, GA 30348-5504

                    SunTrust Capital Markets ACH    1,651,141,283.9200 Institutional        66.29%
                    Acct.
                    Attn. Anita Woods Ctr 3910
                    303 Peachtree Street, 24th FL
                    Atlanta, GA 30308-3503

 Classic            SunTrust Banks                     31,704,809.1900 Institutional        10.17%
  Institutional     Attn: Susan Grider
  U.S. Treasury     Mail Center 3133
  Securities Money  P.O. Box 105504
  Market Fund       Atlanta, GA 30348-5504

                    SunTrust Capital Markets ACH      279,895,199.4000 Institutional        89.83%
                    Acct.
                    Attn. Anita Woods Ctr 3910
                    303 Peachtree Street, 24th FL
                    Atlanta, GA 30308-3503

                                                       Total Number                     Percentage
     Name of Fund       Name and Address of Owner       of Shares      Class of Shares of Ownership
     ------------       -------------------------   ------------------ --------------- ------------
 Classic Institutional SunTrust Bank                1,554,217,193.6600 Corporate Trust       100.00%
  U.S. Treasury        Attn. Susan Grider
  Securities Money     Mail Center 3133
  Market Fund          P.O. Box 105504
                       Atlanta, GA 30348-5504

 Classic Institutional SunTrust Bank                  498,809,018.5200  Institutional         73.23%
  U.S. Government      Attn. Susan Grider
  Securities Money     Mail Center 3133
  Market Fund          P.O. Box 105504
                       Atlanta, GA 30348-5504

                       SunTrust Capital Markets       182,363,789.1100  Institutional         26.77%
                       Ach Acct.
                       Attn. Anita Woods Ctr. 3910
                       303 Peachtree St., 24th Fl.
                       Atlanta, GA 30308-3503

 Tax Sensitive Growth  Trustman                         6,166,129.7530      Trust             29.11%
  Stock Fund           SunTrust Banks
                       Mutual Fund Reconciliation
                       Unit
                       Mail Center 3144
                       P.O. Box 105870
                       Atlanta, GA 30348-5870

                       Trustman                         7,260,898.4010      Trust             34.28%
                       SunTrust Banks
                       Mutual Fund Reconciliation
                       Unit
                       Mail Center 3144
                       P.O. Box 105870
                       Atlanta, GA 30348-5870

                       Trustman                         6,740,701.1700      Trust             31.82%
                       SunTrust Banks
                       Mutual Fund Reconciliation
                       Unit
                       Mail Center 3144
                       P.O. Box 105870
                       Atlanta, GA 30348-5870

 Life Vision Moderate  Trustman                         3,933,695.0120      Trust             62.34%
  Growth Fund          SunTrust Banks
                       Mutual Fund Reconciliation
                       Unit
                       Mail Center 3144
                       P.O. Box 105870
                       Atlanta, GA 30348-5870

                       HAMIC & Co TTEE                    387,758.0110      Trust              6.14%
                       Various Expediter 401K
                       Plans
                       SunTrust Bank--
                       Mail Center 3144
                       Mutual Fund Reconciliation
                       Unit
                       P.O. Box 105870
                       Atlanta, GA 30348-5870

                                                    Total Number     Class    Percentage
   Name of Fund      Name and Address of Owner       of Shares     of Shares of Ownership
   ------------      -------------------------    ---------------- --------- ------------
Life Vision        SunTrust Bank Trustee FBO          457,399.8800   Trust           7.25%
 Moderate Growth   RBI Corporation
 Fund              Profit Sharing Plan
                   c/o FASCORP
                   8515 E. Orchard Rd. # 2T2
                   Englewood, CO 80111-5037

Life Vision Growth Trustman                         2,050,426.6280   Trust          61.85%
 & Income Fund     SunTrust Banks
                   Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                   SunTrust Bank Trustee FBO          268,943.6210   Trust           8.11%
                   Dodson Brothers Exterminating
                   Co
                   Profit Sharing Plan
                   c/o FASCORP
                   8515 E. Orchard Rd. # 2T2
                   Englewood, CO 80111-5037

                   SunTrust Bank Trustee FBO          272,309.6040   Trust           8.21%
                   Dye Vanmol & Lawrence Inc.
                   Profit Sharing Plan
                   c/o FASCORP
                   8515 E. Orchard Rd. # 2T2
                   Englewood, CO 80111-5037

                   SunTrust Bank Trustee FBO          281,690.5010   Trust           8.50%
                   Hartman & Associates Inc.
                   401(K) Plan
                   c/o FASCORP
                   8515 E. Orchard Rd. # 2T2
                   Englewood, CO 80111-5037

Life Vision        Trustman                           999,095.2080   Trust          61.33%
 Aggressive Growth SunTrust Banks
 Fund              Mutual Fund Reconciliation
                   Unit
                   Mail Center 3144
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

                   Hamic & Co TTEE                    111,356.7430   Trust           6.84%
                   Various Expediter 401K Plans
                   SunTrust Bank--Mail Center
                   3144
                   Mutual Fund Reconciliation
                   Unit
                   P.O. Box 105870
                   Atlanta, GA 30348-5870

U.S. Treasury      SunTrust Bank                  717,759,048.5100   Trust          99.90%
 Securities Money  Attn. Susan Grider
 Market Fund       Mail Center 3133
                   P.O. Box 105504
                   Atlanta, GA 30348-5504

                                                      Total Number     Class    Percentage
    Name of Fund       Name and Address of Owner       of Shares     of Shares of Ownership
    ------------       -------------------------    ---------------- --------- ------------
 Virginia Tax-Free  SunTrust Bank                   177,078,207.3700   Trust          97.65%
  Money Market Fund Attn. Susan Grider
                    Mail Center 3133
                    P.O. Box 105504
                    Atlanta, GA 30348-5504

                    National Financial Services      56,100,752.5500 Investor        100.00%
                    Corp. for
                    Exclusive Bene of our Cust.
                    Attn: Mutual Fund Department
                    One World Financial Center
                    200 Liberty St., FL 5
                    New York, NY 10281-5500

 Virginia           Trustman                          5,544,297.8300   Trust          27.18%
  Intermediate      SunTrust Banks
  Municipal Bond    Mutual Fund Reconciliation
  Fund              Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         14,295,728.2170   Trust          70.08%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    NFSC FEBO                            49,101.0690 Investor          6.88%
                    Wilburn LC
                    Attn: Linda Kline
                    459 Eagle Lane
                    Harrisonburg, VA 22802-8710

 Maryland Municipal Trustman                            615,362.8820   Trust          21.61%
  Bond Fund         SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                          1,385,818.3440   Trust          48.66%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                            181,109.7690   Trust           6.36%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number     Class    Percentage
    Name of Fund       Name and Address of Owner       of Shares    of Shares of Ownership
    ------------       -------------------------    --------------- --------- ------------
 Maryland Municipal HAMAC & Co.                        665,700.4730   Trust          23.37%
  Bond Fund         Attn: Barbara Holloway
                    P.O. Box 26665 HDQ 5706
                    Richmond, VA 23261-6665

                    NFSC FEBO                           32,371.7910   Flex            5.16%
                    Roberta R. Hunt TTEE
                    Roberta R. Hunt Trust
                    5722 Tennyson St.
                    Riverdale, MD 20737-1327

 Virginia Municipal Trustman                         1,008,097.8480   Trust          19.71%
  Bond Fund         SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         2,293,172.2370   Trust          44.84%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         1,475,237.4910   Trust          28.85%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    HAMAC & Co.                        337,187.1510   Trust           6.59%
                    Attn: Barbara Holloway
                    P.O. Box 26665 HDQ 5706
                    Richmond, VA 23261-6665

                    NFSC FEBO # H3E-050865              48,771.7930   Flex            9.30%
                    Virginia E. White
                    311 Desota Drive
                    Richmond, VA 23229-7112

 Growth and Income  Trustman                        12,893,454.3180   Trust          22.75%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                        10,253,922.6670   Trust          18.09%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                                                     Total Number       Class       Percentage
    Name of Fund       Name and Address of Owner       of Shares      of Shares    of Ownership
    ------------       -------------------------    --------------- -------------- ------------
 Growth and Income  Trustman                        22,451,783.5660     Trust             39.62%
  Fund              SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

                    Trustman                         6,153,443.3860     Trust             10.86%
                    SunTrust Banks
                    Mutual Fund Reconciliation
                    Unit
                    Mail Center 3144
                    P.O. Box 105870
                    Atlanta, GA 30348-5870

  As of the Record Date, the following persons owned 5% or more of the outstanding shares of each series of the STI Classic Variable Trust, as described below:

                                                     Total Number       Class       Percentage
    Name of Fund       Name and Address of Owner       of Shares      of Shares    of Ownership
    ------------       -------------------------    --------------- -------------- ------------
 Growth and Income  Glenbrook Life & Annuity Co.       125,032.8320 Variable Trust       100.00%
  Fund              Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

 Quality Growth     Glenbrook Life & Annuity Co.        74,265.4070 Variable Trust        99.99%
  Stock Fund        Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

 Investment Grade   Glenbrook Life and Annuity       1,808,061.1850 Variable Trust        99.27%
  Bond Fund         Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

 Capital            Glenbrook Life and Annuity       5,187,816.9890 Variable Trust        99.66%
  Appreciation Fund Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

 Value Income Stock Glenbrook Life and Annuity       5,301,957.0270 Variable Trust        99.85%
  Fund              Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

                                                    Total Number      Class       Percentage
    Name of Fund      Name and Address of Owner      of Shares      of Shares    of Ownership
    ------------      -------------------------    -------------- -------------- ------------
 Mid-Cap Equity     Glenbrook Life and Annuity     1,608,548.9910 Variable Trust       100.00%
  Fund              Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

 Small Cap Value    Glenbrook Life and Annuity       693,169.4640 Variable Trust         7.24%
  Equity Fund       Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

                    Allstate Life Insurance          517,721.0140 Variable Trust        42.76%
                    Company
                    Attn. Deborah Bukowy
                    Investment Operations Equity
                    Unit
                    3075 Sanders Road, Suite G4A
                    Northbrook, IL 60062-7127

 International      Glenbrook Life and Annuity       975,718.1400 Variable Trust         9.85%
  Equity Fund       Company
                    Attn. Olga Prohny
                    Financial Control Unit
                    3100 Sanders Road, Suite N4A
                    Northbrook, IL 60062-7155

Submission of Shareholder Proposals

  Each Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trusts are not required to, and do not, have annual meetings.

  Nonetheless, the Boards of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Declaration of Trust and By-Laws of each Trust.

  Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the appropriate Trust for inclusion in a future proxy statement. The Boards of Trustees will give consideration to shareholder suggestions as to nominees for the Boards of Trustees. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Required Vote

  Each Trust will vote separately on Proposal #1. Approval of Proposal #1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting with respect to a Trust, provided that a majority of the shares of the Trust entitled to vote are present in person or by proxy at the Special Meeting. If the Nominees are not approved by shareholders of the Trusts, the current Boards of Trustees will remain in place and consider alternative nominations. The Trustees of each Trust recommend that the shareholders vote for each Nominee in Proposal #1.

  Each Fund will vote separately on Proposal #2. Approval of the proposed fundamental investment policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined below, of that Fund. If the shareholders of any Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect. The Trustees of each Trust recommend that the shareholders of each Fund vote for each item in Proposal #2.

  The term "majority of the outstanding voting securities" as defined in
Section 2(a)(42) of the 1940 Act, and as used in this Joint Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund.

  Abstentions and "broker non-votes" will not be counted for or against the Proposal but WILL BE counted for purposes of determining whether a quorum is present. The Trusts believe that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposal when they have not received instructions from beneficial owners.

Other Matters

  No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trusts.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                          By Order of the Trustees,


                                          /s/ Mark E. Nagle


                                          Mark E. Nagle
                                          President

Dated: September 20, 2000

                                                                      EXHIBIT A

                   PROPOSED FUNDAMENTAL INVESTMENT POLICIES

                               STI CLASSIC FUNDS
                          STI CLASSIC VARIABLE TRUST

  No Fund may:

    1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer, if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

    2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

    3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the sale of portfolio securities.

    4. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), except as permitted by rule, regulation or order of the Securities and Exchange Commission.

    5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      5.1 With respect to the Money Market Funds, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

      5.2 No Life Vision Fund may invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies (STI Classic Funds Only).

    6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

    7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

    8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

                                                                      EXHIBIT B

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

STI Classic Funds

  All Funds (except the Life Vision Funds) may not:

    1. Acquire more than 10% of the voting securities of any one issuer.

    2. Invest in companies for the purpose of exercising control.

    3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

    4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements, and (c) the Bond Funds, Balanced Fund, Emerging Markets Equity Fund, International Equity Fund, International Equity Index Fund, Limited-Term Federal Mortgage Securities Fund, U.S. Government Securities Fund, Small Cap Value Equity Fund and Value Income Stock Fund, may engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

    5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

    6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that each Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized mortgage obligations and REMICs). However, subject to their permitted investment spectrum, any Fund may invest in companies which invest in real estate, commodities or commodities contracts.

    7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

    8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

    9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies and then only as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the Mid-Cap Equity, Balanced, Georgia Tax-Exempt Bond, Florida Tax-Exempt Bond, U.S. Government Securities, Limited-Term Federal Mortgage Securities, International Equity Index, International Equity, and Small Cap Value Equity Funds' purchases of investment company shares are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

    10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

    11. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of a Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest up to 25% of its total assets without regard to this restriction as permitted by applicable law.

    12. Purchase any securities which would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, repurchase agreements involving such securities or tax-exempt securities issued by governments or political subdivisions of governments and, with respect to only the Money Market Funds, obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) supranational entities will be considered to be a separate industry.

Life Vision Funds

  A Life Vision Fund may not:

    1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 5% of the total assets of a Life Vision Fund would be invested in the securities of such issuer; provided, however, that a Life Vision Fund may invest more than 25% of its assets without regard to this restriction as permitted by applicable law;

    2. Borrow money, except that a Life Vision Fund (a) may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Life Vision Fund's total assets determined at the time of the borrowing and (b) may borrow money from banks or by engaging in reverse repurchase agreements. Asset coverage of at least 300% is required for all borrowings, except where a Life Vision Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets;

    3. Underwrite securities issued by others, except to the extent that the Life Vision Fund may be considered an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in the disposition of restricted securities;

    4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC;

    5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by investment companies) if, as a result, more than 25% of the Life Vision Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. In addition, each Life Vision Fund may not invest more than 25% of its assets in underlying STI Classic Funds that, as a matter of policy, concentrate their assets in any one industry. However, a Life Vision Fund may indirectly invest more than 25% of its total assets in one industry through its investments in the underlying STI Classic Funds. Each Life Vision Fund may invest up to 100% of its assets in securities issued by investment companies;

    6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Life Vision Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business);

    7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; and

    8. Lend any security or make any other loan, except as permitted by the 1940 Act.

STI Classic Variable Trust

  A Fund may not:

    1. Acquire more than 10% of the voting securities of any one issuer.

    2. Invest in companies for the purpose of exercising control.

    3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission ("SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

    This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

    4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) a Fund may enter into repurchase agreements; and (c) the Investment Grade Bond Fund, Growth and Income Fund, Quality Growth Stock Fund, and Value Income Stock Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

    5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of the Fund's total assets, taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

    6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts (except for financial futures contracts) and interests in a pool of securities that are secured by interests in real estate (except that the Investment Grade Bond Fund may purchase mortgage-backed and other mortgage-related securities, including collateralized obligations and REMICs). However, subject to its permitted investment spectrum, a Fund may purchase marketable securities issued by companies which own or invest in real estate, commodities or commodities contracts, and commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

    7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

    8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a security.

    9. Purchase securities of other investment companies except for money market funds and CMOs and REMICs deemed to be investment companies unless as permitted by the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, except that the International Equity and Small Cap Value Equity Funds' purchases are not limited to money market funds. Under these rules and regulations, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total assets of a Fund; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

    10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

STI CLASSIC VARIABLE TRUST
2 OLIVER STREET
BOSTON, MASSACHUSETTS 02109


To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
                   -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.


                          STI CLASSIC VARIABLE TRUST
                                2 Oliver Street
                          Boston, Massachusetts 02109

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 27, 2000

               THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES
                           OF THE STI CLASSIC FUNDS.

Balanced Fund                                               Life Vision Growth and Income Fund
Capital Appreciation Fund                                   Life Vision Aggressive Growth Fund
Classic Institutional U.S. Government Securities            Limited-Term Federal Mortgage Securities Fund
          Money Market Fund                                 Maryland Municipal Bond Fund
Classic Institutional Cash Management                       Mid-Cap Equity Fund
          Money Market Fund                                 Prime Quality Money Market Fund
Classic Institutional U.S. Treasury Securities              Short-Term Bond Fund
          Money Market Fund                                 Short-Term U.S. Treasury Securities Fund
Core Equity Fund                                            Small Cap Growth Stock Fund
E-Commerce Opportunity Fund                                 Small Cap Value Equity Fund
Florida Tax-Exempt Bond Fund                                Tax Sensitive Growth Stock Fund
Georgia Tax-Exempt Bond Fund                                Tax-Exempt Money Market Fund
Growth and Income Fund                                      Virginia Tax-Free Money Market Fund
High Income Fund                                            U.S. Government Securities Money Market Fund
International Equity Index Fund                             U.S. Treasury Money Market Fund
International Equity Fund                                   U.S. Government Securities Fund
Investment Grade Bond Fund                                  Value Income Stock Fund
Investment Grade Tax-Exempt Bond Fund                       Virginia Municipal Bond Fund
Life Vision Moderate Growth Fund                            Virginia Intermediate Municipal Bond Fund

       The undersigned Shareholder(s) of the STI Classic Variable Trust (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and
James Foggo, each with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, October 27, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

With this proxy, the undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            STICVT               KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------
                                                                                           DETACH AND RETURN THIS PORTION ONLY
                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------
Election of Trustees
                                                                                           For  Withhold  For All
1.     Proposal to elect new Boards of Trustees.  The nominees for Trustees are:           All     All    Except
       (1) Thomas Gallagher, (2) James O. Robbins, (3) F. Wendell Gooch,

       (4) Wilton Looney and (5) Jonathan T. Walton.                                       [_]     [_]     [_]


                                                                                       To withhold authority to vote,
                                                                                       mark "For All Except" and write
                                                                                    the nominee's number on the line below.

                                                                                    ------------------------------------------
Approval of Fundamental Investment Policies
Vote On Proposals

2.     Elimination or Revision of certain fundamental investment policies.
                                                                                                    For   Against  Abstain

Proposal 2.1: To revise the fundamental policies concerning diversification.                        [_]     [_]     [_]

Proposal 2.2: To eliminate the policies concerning investing for control.                           [_]     [_]     [_]

Proposal 2.3: To revise the fundamental investment policy concerning borrowing.                     [_]     [_]     [_]

Proposal 2.4: To eliminate the fundamental policies concerning pledging,
mortgaging or hypothecating assets.                                                                 [_]     [_]     [_]

Proposal 2.5: To revise the fundamental policies concerning securities lending.                     [_]     [_]     [_]

Proposal 2.6: To eliminate the fundamental policies concerning investment in
other investment companies.                                                                         [_]     [_]     [_]

Proposal 2.7: To eliminate the fundamental policies concerning short sales.                         [_]     [_]     [_]

Proposal 2.8: To revise the fundamental policies concerning investment in real estate.              [_]     [_]     [_]

Proposal 2.9: To revise the fundamental policies concerning underwriting of securities.             [_]     [_]     [_]

Proposal 2.10: To revise the fundamental policies concerning purchase of commodities.               [_]     [_]     [_]

Proposal 2.11: To revise the fundamental policies concerning concentration.                         [_]     [_]     [_]

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


----------------------------------------------------------               -----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]         Date                          Signature (Joint Owners)            Date
------------------------------------------------------------------------------------------------------------------------------

STI CLASSIC FUNDS
2 OLIVER STREET
BOSTON, MASSACHUSETTS 02109


To Vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to Website www.proxyvote.com.
                   -----------------
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To Vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposals.


                               STI CLASSIC FUNDS
                                2 Oliver Street
                          Boston, Massachusetts 02109

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               October 27, 2000

               THIS PROXY IS SOLICITED BY THE BOARDS OF TRUSTEES
                           OF THE STI CLASSIC FUNDS.

Balanced Fund                                               Life Vision Growth and Income Fund
Capital Appreciation Fund                                   Life Vision Aggressive Growth Fund
Classic Institutional U.S. Government Securities            Limited-Term Federal Mortgage Securities Fund
          Money Market Fund                                 Maryland Municipal Bond Fund
Classic Institutional Cash Management                       Mid-Cap Equity Fund
          Money Market Fund                                 Prime Quality Money Market Fund
CLassic Institutional U.S. Treasury Securities              Short-Term Bond Fund
          Money Market Fund                                 Short-Term U.S. Treasury Securities Fund
Core Equity Fund                                            Small Cap Growth Stock Fund
E-Commerce Opportunity Fund                                 Small Cap Value Equity Fund
Florida Tax-Exempt Bond Fund                                Tax Sensitive Growth Stock Fund
Georgia Tax-Exempt Bond Fund                                Tax-Exempt Money Market Fund
Growth and Income Fund                                      Virginia Tax-Free Money Market Fund
High Income Fund                                            U.S. Government Securities Money Market Fund
International Equity Index Fund                             U.S. Treasury Money Market Fund
International Equity Fund                                   U.S. Government Securities Fund
Investment Grade Bond Fund                                  Value Income Stock Fund
Investment Grade Tax-Exempt Bond Fund                       Virginia Municipal Bond Fund
Life Vision Moderate Growth Fund                            Virginia Intermediate Municipal Bond Fund

       The undersigned Shareholder(s) of the STI Classic Funds (the "Trust") hereby appoint(s) Timothy Barto, Todd Cipperman and James Foggo, each with full power of substitution, the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Trust to be held on Friday, October 27, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

With this proxy, the undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.


Please date, sign and return promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            STICFN               KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------
                                                                                           DETACH AND RETURN THIS PORTION ONLY
                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------
Election of Trustees

                                                                                           For   Withhold For All
1.     Proposal to elect new Boards of Trustees.  The nominees for Trustees are:           All     All    Except
       (1) Thomas Gallagher, (2) James O. Robbins, (3) F. Wendell Gooch,
       (4) Wilton Looney and (5) Jonathan T. Walton.                                       [_]     [_]     [_]

                                                                                       To withhold authority to vote,
                                                                                       mark "For All Except" and write
                                                                                    the nominee's number on the line below.

                                                                                    ------------------------------------------
Approval of Fundamental Investment Policies
Vote On Proposals

2.     Elimination or Revision of certain fundamental investment policies.
                                                                                                    For   Against  Abstain

Proposal 2.1: To revise the fundamental policies concerning diversification.                        [_]     [_]     [_]

Proposal 2.2: To eliminate the policies concerning investing for control.                           [_]     [_]     [_]

Proposal 2.3: To revise the fundamental investment policy concerning borrowing.                     [_]     [_]     [_]

Proposal 2.4: To eliminate the fundamental policies concerning pledging,
mortgaging or hypothecating assets.                                                                 [_]     [_]     [_]

Proposal 2.5: To revise the fundamental policies concerning securities lending.                     [_]     [_]     [_]

Proposal 2.6: To eliminate the fundamental policies concerning investment in
other investment companies.                                                                         [_]     [_]     [_]

Proposal 2.7: To eliminate the fundamental policies concerning short sales.                         [_]     [_]     [_]

Proposal 2.8: To revise the fundamental policies concerning investment in real estate.              [_]     [_]     [_]

Proposal 2.9: To revise the fundamental policies concerning underwriting of securities.             [_]     [_]     [_]

Proposal 2.10: To revise the fundamental policies concerning purchase of commodities.               [_]     [_]     [_]

Proposal 2.11: To revise the fundamental policies concerning concentration.                         [_]     [_]     [_]

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy.  If the shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


----------------------------------------------------------               -----------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]         Date                          Signature (Joint Owners)            Date
------------------------------------------------------------------------------------------------------------------------------

Two new ways to vote your STI Classic Fund and STI Classic Variable Trust shares...

                                Vote by Telephone
                                -----------------

                            It's fast and convenient.

                       Using a touch tone phone, call the
                  toll free number provided on your proxy card.

                         Just follow these 4 easy steps:

           1. Read the accompanying proxy statement and proxy card.
           2. Call the toll-free number provided on your proxy card.
           3. Enter your 12 digit Control Number located on your proxy card.
           4. Follow the simple recorded instructions.


                                Vote by Internet
                                ----------------

                            It's fast and convenient.

                                WWW.PROXYVOTE.COM

                         Just follow these 4 easy steps:

           1. Read the accompanying proxy statement and proxy card.
           2. Go to website WWW.PROXYVOTE.COM.
                            -----------------
           3. Enter your 12 digit Control Number located on your proxy card.
           4. Follow the simple recorded instructions.


--------------------------------------------------------------------------------
                   Benefits of touch tone and internet voting:
                           . Quicker voting results.
                               . Voting anytime.
                   . The call takes as little as one minute.
                    . Benefits your Fund with cost savings.
--------------------------------------------------------------------------------

                            Do not return proxy card
                   if you are voting by telephone or Internet.